SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 19, 2008

GRUBB & ELLIS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
formation)

1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (714) 667-8252

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 19, 2008, Grubb & Ellis Company (the “Company”) issued a press release announcing that it has scheduled its 2008 Annual Stockholders’ Meeting for Wednesday, December 3, 2008 in Washington, D.C. (the “Meeting”). The Meeting will take place at The Four Seasons Hotel located at 2800 Pennsylvania Avenue at 8 a.m. EST. The Company’s Board of Directors has established the close of business on November 3, 2008 as the record date for stockholders eligible to receive notice of, and to vote at, the Meeting.
     A copy of the press release issued by the Company regarding the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	The following are filed as Exhibits to this Current Report on Form 8-K:

	99.1	Press Release issued by Grubb & Ellis Company on August 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer and Executive Vice President

Dated: August 19, 2008